Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST MULTI-MANAGER LARGE GROWTH ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S STATEMENT OF ADDITIONAL INFORMATION

AUGUST 3, 2020

Notwithstanding anything to the contrary in the Fund’s statement of additional information, the second paragraph of the section entitled “Management of the Fund – Sub-Advisors – The Sub-Advisory Agreements” is deleted in its entirety and replaced with the following:

Pursuant to the Sub-Advisory Agreements, First Trust has agreed to pay for the services and facilities provided by the Sub-Advisors through sub-advisory fees equal, in aggregate on an annual basis, to 0.30% of the average daily net assets of the Fund. Each Sub-Advisor’s fees are paid by First Trust out of First Trust’s management fee.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE